SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): January 27, 2000
                                                          (January 27, 2000)

                             FRANKLIN RESOURCES, INC.
              (Exact name of registrant as specified in its charter)



       ....  DELAWARE....................1-9318...............13-2670991...
      (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
       (Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code.(650) 312-3000


                   ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on January 27, 2000 by Franklin  Resources,
Inc.


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRANKLIN RESOURCES, INC.
                        (Registrant)


Date: January 27, 2000  /s/ Leslie M. Kratter
                        --------------------------
                         LESLIE M. KRATTER
                         Senior Vice President


                                Exhibits


A. Press Release issued on January 27, 2000 by Franklin Resources, Inc.





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

FROM:             Franklin Resources, Inc.
                  Public Relations: Holly Gibson Brady (650) 312-4701 Investor Relations: Alan Weinfeld (650) 525-8900 www.frk.com


                            For Immediate Release

           Franklin Resources Announces First Quarter Results

San Mateo, CA, January 27, 2000-- Franklin Resources, Inc. (Franklin Templeton) (NYSE:BEN) today reported net income of $137.5 million for the quarter ended December 31, 1999 compared with net income of $68.5 million in the comparable quarter a year ago. (The prior year's quarter includes pretax restructuring charges of approximately $46 million.) Operating revenues for the quarter were $565.7 million compared to $574.0 million for the preceding quarter and $567.7 million a year ago.

Assets under management by the company's subsidiaries were $235.0 billion, compared to $218.1 billion in the preceding quarter and $220.2 billion at this time last year. Quarterly average assets under management during the current quarter were $224.1 billion compared to $223.3 billion in the preceding quarter and $217.0 billion in the same quarter a year ago.

Diluted earnings per share for the quarter ended December 31, 1999 were $0.55 as compared to $0.52 for the preceding quarter and $0.27 a year ago. Had the company not taken the restructuring charge in the first fiscal quarter 1999, diluted earnings per share would have been approximately $0.40.

Franklin Templeton provides global and domestic investment management, shareholder and distribution services to the Franklin, Templeton and Mutual Series mutual funds and institutional accounts in over 100 different nations worldwide. Franklin Templeton 's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.

Statements in this press release regarding Franklin Templeton's business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report and Form 10-K for the most recently ended fiscal year as well as other documents filed by the Company with the Securities and Exchange Commission.

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
Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except
assets under management and per share data)            Three Months Ended
                                                          December 31
                                              --------------------------------
                                                    1999                 1998
Operating revenues:
Investment management fees                      $344,042             $330,370
Underwriting and distribution fees               164,243              188,604
Shareholder servicing fees                        51,759               45,734
Other                                              5,623                2,971
                                              --------------------------------
Total operating revenues                         565,667              567,679
                                              --------------------------------
Operating expenses:
Underwriting and distribution                    143,168              163,046
Compensation and benefits                        130,849              133,814
Information systems, technology and occupancy     51,631               48,479
Advertising and promotion                         22,545               28,238
Amortization of deferred sales commissions        20,631               25,019
Amortization of intangible assets                  9,283                9,373
Other                                             19,925               22,805
Restructuring charges                                  -               46,140
                                              --------------------------------
Total operating expenses                         398,032              476,914
                                              --------------------------------

Operating income                                 167,635               90,765
                                              --------------------------------
Other income (expense):
Investment and other income                       16,679               10,536
Interest expense                                 (3,364)              (6,173)
                                              --------------------------------
Other income, net                                 13,315                4,363
                                              --------------------------------

Income before taxes on income                    180,950               95,128
Taxes on income                                   43,428               26,636
                                              --------------------------------

Net income                                      $137,522              $68,492
                                              ================================
Earnings per share:
     Basic                                         $0.55                $0.27
     Diluted                                       $0.55                $0.27

Dividends per share                                $0.06               $0.055

Average shares outstanding (in thousands):
     Basic                                       250,432              251,860
     Diluted                                     250,592              252,055

Assets under management (in millions):
     End of period                              $235,047             $220,236
     Simple monthly average for period          $224,135             $216,959

Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except assets
Under management and per share data.)                                     Three months ended

                                                    31-Dec-99    30-Sep-99   30-Jun-99    31-Mar-99    31-Dec-98
Operating revenues:
Investment management fees                           $344,042     $347,308    $340,515     $322,419     $330,370
Underwriting and distribution fees                    164,243      175,743     176,118      178,406      188,604
Shareholder servicing fees                             51,759       46,076      45,376       47,762       45,734
Other                                                   5,623        4,845       4,766        5,484        2,971
                                                  ---------------------------------------------------------------
Total operating revenues                              565,667      573,972     566,775      554,071      567,679
                                                  ---------------------------------------------------------------
Operating expenses:
Underwriting and distribution                         143,168      152,348     151,353      153,300      163,046
Compensation and benefits                             130,849      125,686     126,821      128,816      133,814
Information systems, technology and occupancy          51,631       58,076      53,829       52,111       48,479
Advertising and promotion                              22,545       25,925      26,379       25,393       28,238
Amortization of deferred sales commissions             20,631       24,366      23,600       22,963       25,019
Amortization of intangible assets                       9,283        9,281       9,283        9,283        9,373
Other                                                  19,925       17,573      19,004       18,770       22,805
Restructuring charges                                       -            -           -       12,315       46,140
                                                  ---------------------------------------------------------------
Total operating expenses                              398,032      413,255     410,269      422,951      476,914
                                                  ---------------------------------------------------------------
Operating income                                      167,635      160,717     156,506      131,120       90,765
                                                  ---------------------------------------------------------------
Other income (expense):
Investment and other income                            16,679       18,681      12,227       14,490       10,536
Interest expense                                       (3,364)      (5,133)     (4,876)      (4,776)      (6,173)
                                                  ---------------------------------------------------------------
Other income (expense), net                            13,315       13,548       7,351        9,714        4,363
                                                  ---------------------------------------------------------------

Income before taxes on income                         180,950      174,265     163,857      140,834       95,128
Taxes on income                                        43,428       41,824      40,550       38,363       26,636
                                                  ---------------------------------------------------------------
Net income                                           $137,522     $132,441    $123,307     $102,471      $68,492
                                                  ===============================================================
Earnings per share:
     Basic                                              $0.55        $0.53       $0.49        $0.41        $0.27
     Diluted                                            $0.55        $0.52       $0.49        $0.41        $0.27

Dividends per share                                     $0.06       $0.055      $0.055       $0.055       $0.055

Average shares outstanding (in thousands):
     Basic                                            250,432      252,005     252,103      252,189      251,860
     Diluted                                          250,592      252,618     252,595      252,579      252,055

Assets under management (in millions):
     End of period                                   $235,047     $218,100    $227,734     $215,960     $220,236
     Simple monthly average for period               $224,135     $223,345    $223,620     $216,439     $216,959

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

ASSETS UNDER MANAGEMENT


(In billions)              31-Dec-99  30-Sep-99  30-Jun-99  31-Mar-99  31-Dec-98
                          ------------------------------------------------------

Franklin Templeton Group:
 Equity:
   Global/international     $111.0      $96.8      $102.0      $91.4      $92.8
   Domestic                   44.3       37.6        40.4       37.4       40.4
                         -------------------------------------------------------
   Total Equity              155.3      134.4       142.4      128.8      133.2
                         -------------------------------------------------------

 Hybrid funds                  9.6       10.2        10.8       10.7       11.5

 Fixed income:
   Tax-free                   45.2       48.2        50.0       51.6       50.9
   Taxable:
     Domestic                 15.4       15.8        15.9       16.1       16.0
     Global/international      3.9        3.9         3.9        4.0        4.0
                         -------------------------------------------------------
   Total Fixed Income         64.5       67.9        69.8       71.7       70.9
                         -------------------------------------------------------

 Money funds                   5.6        5.6         4.7        4.8        4.6

                         =======================================================
   Total Franklin
      Templeton Group       $235.0     $218.1      $227.7     $216.0     $220.2
                         =======================================================

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